                                                                Exhibit 10.14





                         FIRST AMENDMENT TO THE AMENDED
                          AND RESTATED CREDIT AGREEMENT


                          dated as of December 10, 1998


                                      among

                            VINTAGE PETROLEUM, INC.,
                                as the Borrower,

                                       and

                    CERTAIN COMMERCIAL LENDING INSTITUTIONS,
                                 as the Lenders,

                                BANK OF MONTREAL,
                acting through certain U.S. branches or agencies,
                            as administrative agent,

                               NATIONSBANK, N.A.,
                              as syndication agent,

                                       and

                       SOCIETE GENERALE, SOUTHWEST AGENCY,
                             as documentation agent.


                                Bank of Montreal
                                   as Arranger

                       FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 10, 1998, among VINTAGE PETROLEUM, INC., a Delaware corporation (the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), NATIONSBANK, N.A., as syndication agent, SOCIETE GENERALE, SOUTHWEST AGENCY, as documentation agent, and BANK OF MONTREAL, acting through certain of its U.S. branches or agencies ("Bank of Montreal"), as administrative agent (the "Agent") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower and Bank of Montreal (in its capacity as Agent and as Lender) have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of October 21, 1998 (as amended the "Credit Agreement"); and

         WHEREAS, the Borrower, the Agent and the Lenders now intend to amend the Credit Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, each of the Borrower, the Agent and the Lenders agree as follows:

         SECTION 1. Defined Terms. Terms defined in the Credit Agreement are used in this First Amendment with the same meaning, unless otherwise indicated.

         SECTION 2.        Amendment to Credit Agreement.

         A. Section 7.2.2 is hereby amended by adding the following clause (s) at the end of such Section before the period:

         "; and (s) Indebtedness of the Borrower in an aggregate outstanding amount not to exceed $150,000,000, plus premium and interest, to be issued on or before May 1, 1999; provided such Indebtedness (i) is subordinated in right of payment to the payment in full in cash of all Obligations, upon terms similar to those in Borrower's $150,000,000 Senior Subordinated Notes Due 2005 and Borrower's $100,000,000 Senior Subordinated Notes Due 2009 (the "Existing Subordinated Debt"), (ii) has terms, provisions, covenants and events of default not materially more restrictive than the Borrower's Existing Subordinated Debt, (iii) has no scheduled principal payments due sooner than ten years from the date of issuance and (iv) bears interest at a coupon rate of 10% or less".

         B. Section 7.2.11 is hereby amended (i) by replacing the reference to "clause (b), (p) or (r) of Section 7.2.2" with "clause (b), (p), (r) or (s) of
Section 7.2.2" and (ii) by replacing each reference to "clause (p) or (r) of
Section 7.2.2" with "clause (p), (r) or (s) of Section 7.2.2".

         C. Section 2.7.1 is hereby amended by adding the following sentence at the end of such section following the period:

         "As of the date of the issuance of the subordinated Indebtedness referred to in Section 7.2.2(s), the then Borrowing Base shall be reduced by an amount equal to 45% of the principal amount of such subordinated Indebtedness".

         SECTION 3. Reaffirmation of Credit Agreement. This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 4. Severability. Any provision of this First Amendment, the Credit Agreement as amended by this First Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this First Amendment, the Credit Agreement as amended by this First Amendment or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 5. Headings. The various headings of this First Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof.

         SECTION 6. Execution in Counterparts, Effectiveness, etc. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the different parties on different counterparts and be deemed to be an original and all of which shall constitute together but one and the same First Amendment.

         SECTION 7. Governing Law; Entire Agreement. THIS FIRST AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. This First Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

         THIS WRITTEN FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         SECTION 8. Successors and Assigns. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (i) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and (ii) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11 of the Credit Agreement.

         SECTION 9. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 10. Waiver of Jury Trial. THE AGENT, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS FIRST AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR

WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS FIRST AMENDMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the requisite parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written and shall be effective as of such date.

                                        VINTAGE PETROLEUM, INC.


                                        By:  /s/  William C. Barnes
                                           --------------------------
                                         William C. Barnes,
                                         Executive Vice President and
                                         Chief Financial Officer

                                         Address:  4200  One  Williams Center
                                                   Tulsa, Oklahoma 74172

                                         Facsimile No.: (918) 584-7282

                                         Attention:     William C. Barnes,
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer

                                         BANK OF MONTREAL
                                         acting through its U.S. branches
                                         and agencies, including initially
                                         its Chicago, Illinois branch,
                                         as Agent


                                         By:  /s/  Melissa A. Bauman
                                            ------------------------------------
                                         Name:           Melissa A. Bauman
                                         Title:          Director


                                         Address: 115 South LaSalle Street,
                                                  11th Floor West
                                                  Chicago, Illinois  60603

                                         Facsimile No.: (312) 750-3456


                                         Attention:      Terri Perez-Ford,
                                                         Specialist


                                         with copy to:

                                         Bank of Montreal
                                         Houston Agency
                                         700 Louisiana Street
                                         4400 NationsBank Center
                                         Houston, Texas  77002

                                         Facsimile No.:  (713) 223-4007


                                         Attention:      Brian Otis, Associate

                                         LENDERS:

                                         BANK OF MONTREAL, as Lender


                                         By:  /s/  Melissa A. Bauman
                                           -------------------------------------
                                         Name:          Melissa A. Bauman
                                         Title:         Director

                                         Domestic
                                         Office:        115 South LaSalle Street
                                                        11th Floor West
                                                        Chicago, Illinois  60603

                                         Facsimile No. (312) 750-3456
                                                      -------------------------
                                         Attention:   Terri Perez-Ford,
                                                      Specialist
                                                      -------------------------



                                         LIBOR
                                         Office:        115 South LaSalle Street
                                                        Chicago, Illinois  60603

                                         Facsimile No.:
                                                       -------------------------

                                         Attention:
                                                       -------------------------



                                         with copy to:

                                         Bank of Montreal
                                         Houston Agency
                                         700 Louisiana Street
                                         4400 NationsBank Center
                                         Houston, Texas  77002

                                         Facsimile No.:  (713) 223-4007


                                         Attention: Brian Otis, Associate

                                         ABN AMRO BANK, N.V.,
                                         as Lender and Co-Agent


                                         By:   /s/  Robert J. Cunningham
                                            ------------------------------------
                                         Name:            Robert J. Cunningham
                                         Title:           Group Vice President


                                         By:   /s/  Jamie A. Conn
                                            ------------------------------------
                                         Name:            Jamie A. Conn
                                         Title:           Vice President

                                         Domestic
                                         Office:          Three Riverway
                                                          Suite 1700
                                                          Houston, TX 77056

                                         Facsimile No. (713) 621-5801

                                         Attention:       Robert Cunningham
                                                          Chuck Randall

                                         LIBOR
                                         Office:          Three Riverway
                                                          Suite 1700
                                                          Houston, TX 77056

                                         Facsimile No.: (713) 621-5801

                                         Attention:       Robert Cunningham
                                                          Chuck Randall

                                         with a copy to:

                                         ABN Amro Bank
                                         135 S. LaSalle, Suite 2805
                                         Chicago, IL 60603

                                         Attention: Karen MacAllister

                                         BANKBOSTON, N.A.,
                                         as Lender and Co-Agent


                                         By:   /s/  Terrence Ronan
                                            ------------------------------------
                                         Name:            Terrence Ronan
                                         Title:           Director

                                         Domestic
                                         Office:          100 Federal Street
                                                          MS 01-08-04
                                                          Boston, MA 02110

                                         Facsimile No. (617) 434-3652

                                         Attention:       Allison Rossi

                                         LIBOR
                                         Office:          100 Federal Street
                                                          MS 01-08-04
                                                          Boston, MA 02110

                                         Facsimile No.: (617) 434-3652

                                         Attention:       Allison Rossi

                                         THE BANK OF NEW YORK,
                                         as Lender


                                         By:   /s/  Raymond J. Palmer
                                            ------------------------------------
                                         Name:            Raymond J. Palmer
                                         Title:           Vice President

                                         Domestic
                                         Office:          One Wall Street
                                                          New York, NY 10286

                                         Facsimile No.:  (212) 635-7923

                                         Attention:       Ray Palmer

                                         LIBOR
                                         Office:          One Wall Street
                                                          New York, NY 10286

                                         Facsimile No.: (212) 635-7923

                                         Attention:       Ray Palmer

                                         THE BANK OF NOVA SCOTIA,
                                         as Lender and Lead Manager


                                         By:   /s/  M. D. Smith
                                            ------------------------------------
                                         Name:      M. D. Smith
                                         Title:     Agent Operations

                                         Domestic
                                         Office:    The Bank of Nova Scotia
                                                  , Atlanta Office
                                                    600 Peachtree Street,N.E.
                                                    Suite 2700
                                                    Atlanta, GA  30308

                                         Facsimile No. (404) 888-8998
                                         Attention:       Cleve Bushey

                                         LIBOR
                                         Offi       The Bank of Nova Scotia,
                                                    Atlanta Office
                                                    600 Peachtree Street, N.E.
                                                    Suite 2700
                                                    Atlanta, GA  30308

                                         Facsimile No.: (404) 888-8998
                                         Attention:       Cleve Bushey

                                         with a copy to:

                                         The Bank of Nova Scotia
                                         1100 Louisiana Street, Suite 3000
                                         Houston, TX  77002

                                         Attention:  Greg Smith

                                         BANK OF OKLAHOMA,
                                         NATIONAL ASSOCIATION, as Lender



                                         By:  /s/  Michael M. Coats
                                            ------------------------------------
                                         Name:            Michael M. Coats
                                         Title:           Senior Vice President

                                         Domestic
                                         Office:          One Williams Center,
                                                          8th Floor
                                                          Tulsa, OK  74172

                                         Facsimile No.:  (918) 588-6880

                                         Attention:       Michael Coats

                                         LIBOR
                                         Office:          One Williams Center,
                                                          8th Floor
                                                          Tulsa, OK  74172

                                         Facsimile No.: (918) 588-6880

                                         Attention:       Michael Coats

                                         PARIBAS,
                                         as Lender and Co-Agent


                                         By:  /s/  Illegible
                                           ------------------------------------
                                         Name:
                                         Title:


                                         By:  /s/  Betsy Jocher
                                            ------------------------------------
                                         Name:            Betsy R. Jocher
                                         Title:         Assistant Vice President

                                         Domestic
                                         Office:          1200 Smith Street,
                                                          Suite 3100
                                                          Houston, TX  77002

                                         Facsimile No. (713) 659-3832

                                         Attention:       Leah Evans-Hughes

                                         LIBOR
                                         Office:          1200 Smith Street,
                                                          Suite 3100
                                                          Houston, TX  77002

                                         Facsimile No. (713) 659-3832

                                         Attention:       Leah Evans-Hughes

                                         THE CHASE MANHATTAN BANK,
                                         as Lender and Co-Agent

                                         By:  /s/  Peter M. Ling
                                            ------------------------------------
                                         Name:            Peter M. Ling
                                         Title:           Vice President

                                         Domestic
                                         Office:          270 Park Avenue,
                                                          32nd Floor
                                                          New York, NY 10017

                                         Facsimile No.   (212) 270-3897

                                         Attention:      Peter Ling

                                         LIBOR
                                         Office:          270 Park Avenue,
                                                          32nd Floor
                                                          New York, NY  10017

                                         Facsimile No.: (212)

                                         Attention:       LuAnn DeStephano

                                   CHRISTIANIA BANK OG KREDITKASSE ASA,
                                   as Lender



                                   By:  /s/  Peter M. Dodge; William S. Phillips
                                      ------------------------------------------
                                   Name:     Peter M. Dodge/William S. Phillips
                                   Title:    Senior Vice President/
                                             First Vice President

                                   Domestic
                                   Office:   New York Branch
                                             11 West 42nd Street
                                             New York, NY 10036

                                   Facsimile No.  (212) 827-4888

                                   Attention:    Peter Dodge

                                   LIBOR
                                   Office:       New York Branch
                                                 11 West 42nd Street
                                                 New York, NY 10036

                                   Facsimile No.: (212) 827-4888

                                   Attention:    Peter Dodge

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Lender and Co-Agent


                                    By:  /s/  Dixon P. Schultz
                                       -----------------------------------------
                                    Name:         Dixon P. Schultz
                                    Title:        First Vice President

                                    Domestic
                                    Office:       1100 Louisiana, 32nd Floor
                                                  Houston, TX 77002

                                    Facsimile No. (713) 654-7370

                                    Attention:    Dixon Schultz

                                    LIBOR
                                    Office:       One First National Plaza
                                                  Chicago, IL  60670

                                    Facsimile No.:  (312) 732-4840

                                    Attention:    Kathy Murphy

                                    with copy to:

                                    Mr. Robert Long
                                    First Chicago NBD
                                    One National Plaza
                                    20th Floor, Suite 0573
                                    Chicago, IL 60670

                                    Facsimile No.:  (312) 732-5144

                                    FIRST UNION NATIONAL BANK,
                                    as Lender and Lead Manager


                                    By:  /s/  Robert R. Wetteroff
                                       -----------------------------------------
                                    Name:      Robert R. Wetteroff
                                    Title:     Senior Vice President

                                    Domestic
                                    Office:    301 South College Street
                                               Charlotte, NC 28288

                                    Facsimile No. (713) 650-6354

                                    Attention:    David E. Humphreys

                                    LIBOR
                                    Office:       301 South College Street
                                                  Charlotte, NC 28288

                                    Facsimile No.: (713) 650-6354

                                    Attention:    David E. Humphreys

                                    NATEXIS Banque BFCE,
                                    as Lender


                                    By:  /s/  Mark A. Harrington
                                       -----------------------------------------
                                    Name:     Mark A. Harrington
                                    Title:    Senior Vice President and Regional
                                              Manager


                                    By:  /s/  N. Eric Ditges
                                       -----------------------------------------
                                    Name:        N. Eric Ditges
                                    Title:       Assistant Vice President

                                    Domestic
                                    Office:      NATEXIS Banque
                                                 Southwest Representative Office
                                                 333 Clay Street, Suite 4340
                                                 Houston, TX 77002

                                    Facsimile No.(713) 759-9908

                                    Attention:   Eric Ditges

                                    LIBOR
                                    Office:      NATEXIS Banque
                                                 Southwest Representative Office
                                                 333 Clay Street, Suite 4340
                                                 Houston, TX 77002

                                    Facsimile No.: (713) 759-9908

                                    Attention:    Tanya McAllister

                                    with a copy to:

                                    NATEXIS Banque
                                    New York Branch
                                    645 5th Avenue, 20th Floor
                                    New York, NY 10022

                                    Facsimile No.: (212) 872-5045
                                    Attention: Joan Rankine

                                    NATIONSBANK, N.A.,
                                    as Lender and Syndication Agent


                                    By:  /s/  Tracey S. Barclay
                                       -----------------------------------------
                                    Name:       Tracey S. Barclay
                                    Title:      Senior Vice President

                                    Domestic
                                    Office:     901 Main Street, 64th Floor
                                                Dallas, TX 75202

                                    Facsimile No. (214) 508-1285

                                    Attention:    Denise Smith

                                    LIBOR
                                    Office:       901 Main Street, 64th Floor
                                                  Dallas, TX 75202

                                    Facsimile No.: (214) 508-1285

                                    Attention:    Denise Smith

                                    with copy to:

                                    901 Main Street, 14th Floor
                                    Dallas, Texas 75202

                                    Facsimile No.:  (214) 508-1215

                                    Attention:  Betty Canales

                                    THE SANWA BANK LIMITED,
                                    as Lender and Lead Manager


                                    By:  /s/  C. Lawrence Murphy
                                       -----------------------------------------
                                    Name:        C. Lawrence Murphy
                                    Title:

                                    Domestic
                                    Office:      55 East 52nd Street
                                                 New York, NY 10055


                                    Facsimile No.

                                    Attention:   T. Ojima

                                    LIBOR
                                    Office:      55 East 52nd Street
                                                 New York, NY 10055

                                    Facsimile No.:

                                    Attention:    T. Ojima

                                    SOCIETE GENERALE, SOUTHWEST AGENCY,
                                    as Lender and Documentation Agent


                                    By:  /s/  Richard A. Erbert
                                        ----------------------------------------
                                    Name:       Richard A. Erbert
                                    Title:      Vice President

                                    Domestic
                                    Office:     4800 Trammell Crow Center
                                                2001 Ross Avenue
                                                Dallas, Texas 75201

                                    Facsimile No. (214) 754-0171

                                    Attention:    Loan Operations

                                    LIBOR
                                    Office:       4800 Trammell Crow Center
                                                  2001 Ross Avenue
                                                  Dallas, Texas 75201

                                    Facsimile No.: (214) 754-0171

                                    Attention:    Loan Operations

                                    with copy to:

                                    Societe Generale, Southwest Agency
                                    1111 Bagby, Suite 2020
                                    Houston, Texas 77002

                                    Facsimile No.  (713) 650-0824

                                    Attention: Richard A. Erbert

                                    UNION BANK OF CALIFORNIA, N.A.,
                                    as Lender and Lead Manager


                                    By:   /s/  Gary Shekerjian
                                       -----------------------------------------
                                    Name:       Gary Shekerjian
                                    Title:      Assistant Vice President

                                    Domestic
                                    Office:     500 North Akard St. #4200
                                                Dallas, Texas 75201

                                    Facsimile No.  (214) 922-4209

                                    Attention:  Gary Shekerjian

                                    LIBOR
                                    Office:     Energy Capital Services
                                                445 S. Figueroa Street,
                                                15th Floor
                                                Los Angeles, CA 90071

                                    Facsimile No.:  (213) 236-4096

                                    Attention:  Patricia Gonzales